UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2010 (July 29, 2010)

Aircastle Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 29, 2010, Aircastle Limited announced that it entered into an agreement with SriLankan Airlines Limited, the national carrier of Sri Lanka, for the purchase and leaseback of three Airbus A330-200 aircraft.  The purchase and leaseback of the first of the three aircraft was completed on July 26, 2010, with the remaining two aircraft scheduled for closing in August 2010.  The press release attached as Exhibit 99.1 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit 99.1 Press Release dated July 29, 2010 which is being furnished hereto pursuant to Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)

By:	/s/ David Walton
David Walton
Chief Operating Officer, General Counsel and Secretary

Date: July 30, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 29, 2010